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                                                                 Exhibit 10.24.2

                FIRST AMENDMENT TO REGISTRATION RIGHTS AGREEMENT

          THIS FIRST AMENDMENT TO REGISTRATION RIGHTS AGREEMENT (this "Amendment") is made as of this 4th day of February 2000 by and among PaeTec Corp., a Delaware corporation (the "Company"), and the persons and other entities listed on the signature pages hereto (the "Purchasers").

                                    RECITALS
                                    --------

        A. The Company and the Purchasers are parties to a Registration Rights Agreement dated as of December 8, 1999 (the "Registration Rights Agreement").

        B. The Board of Directors of the Company has authorized the issuance and sale (the "Series A Preferred Stock Placement") of 134,000 shares of a new series of preferred stock of the Company, designated the Series A Convertible Preferred Stock, to the purchasers (the "Purchasers") listed on the Schedule of Purchasers to, and pursuant to the terms and conditions of, an Equity Purchase Agreement (the "Purchase Agreement").

        C. As a condition to the consummation of the Series A Preferred Stock Placement, the Purchasers have required that the Company and the Purchasers amend the Registration Rights Agreement to clarify that to the extent that any securities are required to be excluded from a registration pursuant to the "cut-back" provisions of the piggyback registration rights granted to the Purchasers pursuant to the Registration Rights Agreement, the securities to be included in such registration shall be determined on a pro rata basis among the holders of
                                           --- ----
shares participating in the offering pursuant to registration rights granted by the Company, based on the number of shares of common stock requested to be included by each such holder in such registration.

        D. The parties hereto desire to amend the Registration Rights Agreement to induce the Purchasers to consummate the Series A Preferred Stock Placement.

                                   AGREEMENT
                                   ---------

        1.  Defined Terms.  All capitalized terms used in this Amendment
            -------------
without definition shall have the meanings given to such terms in the Registration Rights Agreement.
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        2.  Amendment of Section 6(b).  The fifth sentence of Section 1(b) of
            -------------------------
the Registration Rights Agreement is hereby deleted and replaced and superseded in its entirety with the following sentence:

     "In such event and provided the managing underwriter has so notified the Company in writing, the managing underwriter may exclude some or all of the shares of common stock to be sold in such offering from such registration, and the shares to be included in such registration shall be allocated pro
                                                                           ---
     rata among the holders of shares participating in the offering pursuant to
     ----
     registration rights granted by the Company (including demand and piggyback registration rights), based on the number of shares of common stock requested to be included by each holder in such registration."

        All other terms and conditions of the Registration Rights Agreement remain in full force and effect.

        3.  Binding Effect.  This Amendment shall be binding upon and inure to
            --------------
the benefit of the parties hereto and their heirs, executors, administrators, successors and assigns.

        4.  Governing Law.  This Amendment shall be governed by, and construed
            -------------
and enforced in accordance with, the laws of the State of New York, except that if any provision of this Amendment or any part of any such provision would be illegal, invalid or enforceable under such laws in connection with a suit or proceeding validly instituted in another jurisdiction, then the laws of such other jurisdiction shall govern insofar as is necessary to sustain the legality, validity or enforceability of such provision or any part of such provision.

        5.  Captions.  Captions to the Sections in this Amendment are for the
            --------
convenience of the parties only and shall not affect the meaning or interpretation of this Amendment.

        6.  Enforceability and Interpretation.  It is the intention of the
            ---------------------------------
parties to this Amendment that the terms and provisions contained in this Amendment shall be enforceable to the fullest extent permitted by law. If any term or provision of this Amendment or the application thereof to any Person or circumstance is construed to be illegal, invalid or unenforceable, in whole or in part, then such term or provision shall be construed in such a manner as to permit its enforceability under applicable law to the fullest extent permitted by such law. In any case, the remaining terms and provisions of this Amendment or the application thereof to any Person or circumstance, except those terms and provisions which have been held illegal, invalid or unenforceable, shall remain in full force and effect.
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        7.  Counterparts.  This Amendment may be executed in one or more
            ------------
counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

        9.  Additional Documents.  Each party hereto agrees to execute any and
            --------------------
all documents, instruments, certificates and communications deemed to be necessary or advisable by the Company to effectuate the purposes of this Amendment.

                            [signature pages follow]
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          IN WITNESS WHEREOF, the parties hereto have executed and delivered this Amendment with full force and effect as of the day and year first written above.

          PURCHASERS:

                              GKW UNIFIED HOLDINGS LLC

                              By:  /s/ Gregg Ritchey
                                   ---------------------
                              Its:  CFO, Manager
                                    ------------


                              CAROLWOOD COMPANY LLC

                              By:  /s/ Lodwrick M. Cook
                                   ---------------------
                              Its:  Manager
                                    -------


                              KEPACA LLC

                              By:  /s/ Thomas J. Casey
                                   ---------------------
                              Its:  President
                                    ---------


                              FIDUCIA INTERNATIONAL

                              By:  /s/ Gregg Ritchey
                                   ---------------------
                              Its:  General Partner
                                    ---------------

                              SAN PASQUAL CORP.

                              By:  /s/ David Lee
                                   ---------------------
                              Its: General Partner
                                   ---------------------------

                              BARRY PORTER

                              By:  /s/ Barry Porter
                                 ------------------
                              Its:
                                  ----------------------------

                              THE WALKER LIVING TRUST

                              By:  /s/ Clint W. Walker
                                 ---------------------
                              Its:  Trustee
                                  ---------
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                              ROSALIE ZALIS

                              By:  /s/Rosalie Zalis
                                 ------------------
                              Its:


                              PETE WILSON

                              By:  /s/ Pete Wilson
                                 -----------------
                              Its:



                              THE COMPANY:

                              PAETEC CORP.



                              By:  /s/ Timothy J. Bancroft
                                 ------------------------------
                                    Timothy J. Bancroft
                              Its:  Vice President - Finance